6a. INCOME TAXES	12 Months Ended
Dec. 31, 2015
A. Income Taxes
6a. INCOME TAXES

The Company accounts for income taxes in accordance with Accounting Standards Codification (ASC-740) “Accounting for Income Taxes”, which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed annually for differences between the financial statement and income tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

The Company had a net operating loss carry forward of approximately $12.3 million at December 31, 2015 and had no Federal or State income tax obligations.  The Company had no significant tax effects resulting from the temporary differences that give rise to deferred tax assets and deferred tax liabilities for the years ended December 31, 2015 and 2014 other than net operating losses.

The Company’s loss carry forward of approximately $12.3 may offset future taxable income through tax year 2035.  However, in accordance with IRC Section 382, the availability and utilization of the losses may be severely limited since the business combination that occurred on October 17, 2014 triggered the IRC Section 382 limitations.

Prior to October 17, 2014, the date of the reverse acquisition transaction discussed in Note 1 above, the operating entities were owned by unrelated third party partners/members, and as limited liability companies, the operating companies’ losses for the period January 1, 2014 to October 17,2014 flowed through to such partners/members.  Therefore, as there were no tax allocation arrangements with the previous partners/members, the Company has not recorded in these financials statements any current or deferred income tax expense, income tax liabilities or deferred tax assets/liabilities relating to such pre-acquisition activity (losses).

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate of 34% as follows for the periods ended December 31, 2015 and 2014:

	Years Ended December 31,
	2015	2014
Computed "expected" benefit	$(6,538,843)	$(773,000)
Effect of state income taxes, net of federal benefit	(769,276)	(136,000)
Effect of change in tax rates	-	(280,760)
Pre-acquisition losses	-	640,000
Stock based compensation and other permanent differences	4,577,831	-
Increase in valution allowance	2,730,288	549,760
	$-	$-

Deferred tax assets and liabilities are provided for significant income and expense items recognized in different year for tax and financial reporting purposes.  The Components of the net deferred tax assets for the years ended December 31, 2015 and 2014 were as follows:

	Years Ended December 31,
	2015	2014
Net operating loss carry forward	$4,686,288	$1,956,000
Less: Valuation allowance	(4,686,288)	(1,956,000)
	$-	$-

The valuation allowance was increased by approximately $2,730,288 and $550,000 during the years ended December 31, 2015 and 2014.